DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Municipal Cash Management Plus for the one-month fiscal period ended January 31, 1997 as shown in the following table:

                                                                                                 Annualized
                                                      Annualized Yield                         Effective Yield*
                                                     __________________                         ______________
            Institutional Shares                           3.37%                                    3.42%
            Investor Shares                                3.13%                                    3.17%
            Administrative Shares                          3.27%                                    3.32%
            Participant Shares                             2.97%                                    3.01%

    Please note that the fiscal year-end for the Fund was formally changed to the last day of January of each year from the last day of December of each year. The returns set forth above represent a one-month fiscal year, and are annualized accordingly. Please understand that this change does not have any detrimental effect on the Fund or on shareholders.
THE ECONOMY
    In recent months, the U.S. economy engine appeared to be advancing more rapidly than it had been previously, as incoming data reflected an accelerated pace. December's strong gains in nonfarm payrolls and the length of the workweek, along with upward revisions of both for November, convinced many analysts that fourth quarter Gross Domestic Product (GDP) growth would be strong _ in the 4% range. Their estimates were, in actuality, low, as the reported GDP rate was a brisk 4.7%. While such strong economic growth has not yet produced higher inflation, forthcoming data on wage and benefits growth, home sales, and purchasing managers' outlays may rekindle inflation concerns. Some Federal Reserve Board officials have been voicing concern already, although Fed Chairman Greenspan gave little sense of urgency in his commentary to the Senate Budget Committee on January 21. Additionally, the Fed Beige Book survey of national economic conditions contained few hints of price pressures.
    Given these indications, the Fed seems likely to rely on anti-inflation rhetoric rather than action until evidence of price pressures becomes more persuasive. Nonetheless, words of caution from Fed Chairman Alan Greenspan during December, and January's robust economic data, have pushed up market interest rates on six-month to one-year money market securities, as investors began to see the possibility of higher rates ahead.
MARKET ENVIRONMENT/PORTFOLIO
    The economic picture is always an important component of our overall portfolio strategy. However, market expectations can also affect the short-term municipal market_as was the case in this most recent period. The anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. However, various other influences which affect our market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, we were comfortable extending the average maturity beyond 50 days, and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also leaves flexibility to extend further should conditions warrant and opportunities arise.
    In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April and the maturation of significant note issues in June. As a result of these anticipated market events, we expect to adjust the portfolio's composition to respond to the supply and cashflow changes in an effort to maximize your Fund's yield performance. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary to enhance your Fund's return.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 18, 1997
New York, N.Y.

* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF INVESTMENTS                                                                              JANUARY 31, 1997
                                                                                                      Principal
Tax Exempt Investments_100.0%                                                                          Amount          Value
                                                                                                       _______        _______
California_10.7%
California Higher Education Loan Authority Inc., Student Loan Revenue
  3.75%, Series C, 6/1/97 (LOC; Student Loan Marketing Association) (a).....                    $    5,500,000  $   5,500,000
California School Cash Reserves Program Authority
  4.75%, Series A, 7/2/97 (Insured; MBIA)...................................                         5,000,000      5,017,921
Los Angeles County, TRAN 4.50%, Series A, 6/30/97 (LOC: Bank of America,
Credit Suisse,
  Morgan Guaranty Trust Co., Union Bank of Switzerland and WestDeutsche Landesbank) (a)             12,000,000     12,025,391
Colorado_2.1%
Colorado Student Obligation Bond Authority, Student Loan Revenue, VRDN
  3.55%, Series A (LOC; Student Loan Marketing Association) (a,b)...........                         4,400,000      4,400,000
Florida_2.5%
Pinellas County Housing Finance Authority, SFMR (Multi-Community Program)
  3.40%, Series B, 3/1/97 (Insured; FGIC)...................................                         5,250,000      5,250,000
Hawaii_3.2%
Honolulu City and County, MFHR, VRDN (HaleKua Gardens Project)
  3.60%, Series A (LOC; Bank of Tokyo-Mitsubishi) (a,b).....................                         6,704,000      6,704,000
Illinois_.9%
West Chicago, IDR, VRDN (Acme Printing Ink Project)
  3.925% (LOC; Bank of Tokyo-Mitsubishi) (a,b)..............................                         2,000,000      2,000,000
Kentucky_.7%
Boone County, IDR, VRDN (Curtain Matheson Scientific Project)
  3.70% (LOC; Toronto-Dominion Bank) (a,b)..................................                         1,500,000      1,500,000
Louisiana_9.0%
Ascension Parish, Revenue, VRDN (BASF Corp. Project)
  3.70% (LOC; BASF Corp.) (a,b).............................................                        10,000,000     10,000,000
New Orleans Aviation Board, Revenue, VRDN (Passenger Facility Charge
Projects)
  3.85% (LOC: Banque Paribas and Canadian Imperial Bank of Commerce) (a,b)..                         9,000,000      9,000,000
Massachusetts_1.4%
State of Massachusetts 4.25%, Series A, 6/10/97.............................                         3,000,000      3,003,561
Michigan_10.1%
Michigan Building Authority, Revenue, CP
  3.50%, Series 1, 5/1/97 (LOC; Canadian Imperial Bank of Commerce) (a).....                         7,295,000      7,295,000
Michigan Higher Education Student Loan Authority, Revenue, VRDN
  3.55%, Series XII-F (Insured; AMBAC and LOC; Krediet Bank) (a,b)..........                         2,000,000      2,000,000
Michigan Underground Storage, CP
  3.60%, 2/5/97 (LOC; Canadian Imperial Bank of Commerce) (a)...............                         6,000,000      6,000,000
Midland County Economic Development Corporation, Economic Development, LOR,
Refunding
  VRDN (Dow Chemical Co. Project)
  3.60%, Series B (Corp. Guaranty; Dow Chemical Co.) (b)....................                         6,125,000      6,125,000

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JANUARY 31, 1997
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______        _______
Mississippi_2.9%
Jackson County, Industrial Sewage Facility Revenue, VRDN (Chevron USA Inc. Project)
  3.75% (LOC; Chevron USA Inc.) (a,b).......................................                    $    6,200,000  $   6,200,000
Missouri_6.6%
Mexico Industrial Development Authority, Industrial Revenue, VRDN
  (Optec DD USA Inc. Project) 3.925% (LOC; Industrial Bank of Japan) (a,b)..                         1,000,000      1,000,000
Missouri Environmental Improvement and Energy Resource Authority, PCR
  (Union Electric Co.) 3.65%, Series A, 6/1/97 (LOC; Swiss Bank Corp.) (a)..                         6,500,000      6,500,000
Missouri Higher Education Loan Authority, Student Loan Revenue, Refunding,
VRDN
  3.65%, Series B (Insured; MBIA and LOC; State Street Bank) (a,b)..........                         6,500,000      6,500,000
New Jersey_4.7%
Burlington County, BAN 4.25%, 4/24/97.......................................                         2,000,000      2,002,600
New Jersey Turnpike Authority, Revenue, Refunding, VRDN
  3.35%, Series D (Insured; FGIC and Liquidity Facility; Societe Generale) (b)                       8,000,000      8,000,000
New York_6.5%
New York City Municipal Water Finance Authority, Water and Sewer System, VRDN
  3.65% (Insured; FGIC and Liquidity Facility; FGIC) (b)....................                         6,620,000      6,620,000
State of New York, CP 3.50%, 3/5/97 (LOC; WestDeutsche Landesbank) (a)......                         7,000,000      7,000,000
North Carolina_2.9%
Craven County Industrial Facilities and Pollution Control Financing
Authority, VRDN
  (Craven Wood Energy) 3.75%, Series B (LOC; ABN-Amro Bank) (a,b)...........                         6,140,000      6,140,000
Ohio_7.0%
Greene County, BAN 3.88%, 6/4/97............................................                         5,000,000      5,002,595
Ohio Housing Finance Agency, Mortgage Revenue 3.40%, Series A-3, 3/3/97.....                         5,000,000      5,000,000
Piqua, IDR, VRDN (Berwick Steel Co. Project) 4.80% (LOC; Sanwa Bank) (a,b)..                         4,800,000      4,800,000
Pennsylvania_7.7%
Allegheny County Hospital Development Authority, VRDN (Presbyterian)
  3.50%, Series C (Insured; MBIA and Liquidity Facility; PNC Bank) (b)......                         8,200,000      8,200,000
Emmaus General Authority, Revenue, VRDN
  3.60% (Liquidity Facility; Credit Suisse and LOC; FSA) (a,b)..............                         8,000,000      8,000,000
Rhode Island_2.1%
Rhode Island Housing and Mortgage Finance Corporation
  3.65%, Series 22-A, 12/2/97 (Insured; FGIC)...............................                         4,500,000      4,500,000
Texas_3.8%
Greater East Texas Higher Education Authority Inc., Student Loan Revenue
  4.15%, Series B, 9/1/97 (LOC; Student Loan Marketing Association) (a).....                         3,000,000      3,000,000
State of Texas, TRAN 4.75%, 8/29/97.........................................                         5,000,000      5,022,019

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      JANUARY 31, 1997
                                                                                                     Principal
Tax Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       _______        _______
Vermont_2.0%
Vermont Industrial Development Authority, IDR, VRDN (Ryegate Project)
  3.60% (LOC; ABN-Amro Bank) (a,b)..........................................                    $    4,300,000  $   4,300,000
Virginia_2.5%
Charles City and County Industrial Development Authority, Exempt Facility
Revenue
  VRDN (Chambers Development Inc., Project)
  3.70% (LOC; North Carolina National Bank) (a,b)...........................                         3,700,000      3,700,000
Chesapeake Industrial Development Authority, IDR, VRDN (Sumitomo Mach Co.)
  3.925% (LOC; Sumitomo Bank) (a,b).........................................                         1,500,000      1,500,000
Washington_4.7%
Washington Housing Finance Commission, VRDN 3.65% (LOC; Key Bank) (a,b).....                        10,000,000     10,000,000
West Virginia_3.6%
Marion County, Commission Solid Waste Disposal Facility Revenue, VRDN
  (Granttown Project) 3.65%, Series B (LOC; National Westminster Bank) (a,b)                         7,700,000      7,700,000
U.S. Related_2.4%
Commonwealth of Puerto Rico, TRAN 4%, Series A, 7/30/97.....................                         5,000,000      5,011,719
                                                                                                                      _______
TOTAL INVESTMENTS (cost $211,519,806).......................................                                     $211,519,806
                                                                                                                      =======

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
BAN           Bond Anticipation Notes                                         Insurance Corporation
CP            Commercial Paper                                   MFHR    Multi-Family Housing Revenue
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
IDR           Industrial Development Revenue                     TRAN    Tax Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN    Variable Rate Demand Notes
LOR           Limited Obligation Revenue

Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
________                           ________                       __________________         ____________________
F1+/F1 VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              96.7%
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      3.3
                                                                                                   ____
                                                                                                   100.0%
                                                                                                   ====

Notes to Statement of Investments:
    (a) Secured by letters of credit. At January 31, 1997, 63.3% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, corporations and government agencies.
    (b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax-exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF ASSETS AND LIABILITIES                                                                       JANUARY 31, 1997
                                                                                                    Cost                Value
                                                                                                    _______           _______
ASSETS:                          Investments in securities_See Statement of Investments          $211,519,806      $211,519,806
                                 Cash.......................................                                         12,544,452
                                 Interest receivable........................                                          1,598,207
                                                                                                                        _______

                                                                                                                    225,662,465
                                                                                                                        _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                           28,837
                                 Due to Distributor.........................                                              9,822
                                                                                                                        _______
                                                                                                                         38,659
                                                                                                                        _______
NET ASSETS..................................................................                                       $225,623,806
                                                                                                                        =======
REPRESENTED BY:                  Paid-in capital............................                                       $225,804,160
                                 Accumulated net realized gain (loss) on investments                                   (180,354)
                                                                                                                        _______
NET ASSETS .................................................................                                       $225,623,806
                                                                                                                        =======

                                                    NET ASSET VALUE PER SHARE
                                                __________________________________


                                                  Institutional         Administrative            Investor        Participant
                                                      Shares               Shares                  Shares           Shares
                                                  ________________      ________________      _______________  ________________
Net Assets.................................            $158,952,042            $ 100              $66,671,564       $ 100
Shares Outstanding.........................             159,124,825              100               66,679,135         100
NET ASSET VALUE PER SHARE..................                   $1.00            $1.00                    $1.00       $1.00
                                                                ===              ===                      ===         ===



See notes to financial statements.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF OPERATIONS
                                                                                       One Month Ended         Year Ended
                                                                                       January 31, 1997*   December 31, 1996
                                                                                          __________              __________
INVESTMENT INCOME
INCOME                           Interest Income..................                       $   582,498              $8,236,541
                                                                                              ______                  ______
EXPENSES:                        Management fee_Note 2(a).........                      $     32,580             $   459,763
                                 Distribution fees_Note 2(b)......                             9,822                 115,500
                                                                                              ______                  ______
                                     Total Expenses...............                            42,402                 575,263
                                                                                              ______                  ______
INVESTMENT INCOME_NET.............................................                           540,096               7,661,278
NET REALIZED GAIN (LOSS) ON INVESTMENTS_Note 1(b).................                           (17,268)                 (6,563)
                                                                                              ______                  ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                       $   522,828              $7,654,715
                                                                                              ======                  ======
*  The Fund has changed its fiscal year end from December 31 to January 31.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
STATEMENT OF CHANGES IN NET ASSETS
                                                                  One Month Ended          Year Ended            Year Ended
                                                                 January 31,1997(1)      December 31, 1996    December 31, 1995
                                                                     __________             __________            __________

OPERATIONS:
  Investment income_net...........................         $            540,096        $     7,661,278    $        8,688,727
  Net realized gain (loss) on investments.........                      (17,268)                (6,563)              (12,665)
                                                                      _________              _________             _________

      Net Increase (Decrease) in Net Assets Resulting
        from Operations...........................                      522,828              7,654,715             8,676,062
                                                                      _________              _________             _________

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net:
    Institutional Shares (2)......................                     (417,221)            (6,211,606)           (8,341,265)
    Investor Shares (2)...........................                     (122,875)            (1,449,672)             (347,462)
                                                                      _________              _________             _________

      Total Dividends.............................                     (540,096)            (7,661,278)           (8,688,727)
                                                                      _________              _________             _________

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Institutional Shares (2)......................                  117,012,744          1,844,365,196         2,507,919,735
    Administrative Shares (3).....................                       ___                       100                ___
    Investor Shares (2)...........................                   76,769,672            525,650,851           178,387,472
    Participant Shares (3)........................                       ___                       100                ___
  Dividends reinvested:
    Institutional Shares (2)......................                      377,341              5,716,634             7,895,480
    Investor Shares (2)...........................                      108,414              1,317,464               318,497
  Cost of shares redeemed:
    Institutional Shares (2)......................                 (114,338,059)        (1,888,251,730)       (2,514,424,708)
    Investor Shares (2)...........................                  (56,030,242)          (503,956,089)         (157,298,474)
                                                                      _________              _________             _________

      Increase (Decrease) in Net Assets from Beneficial
        Interest Transactions.....................                   23,899,870            (15,157,474)           22,798,002
                                                                      _________              _________             _________

        Total Increase (Decrease) in Net Assets...                   23,882,602            (15,164,037)           22,785,337
NET ASSETS:
  Beginning of Period.............................                  201,741,204            216,905,241           194,119,904
                                                                      _________              _________             _________

  End of Period...................................             $    225,623,806        $   201,741,204      $    216,905,241
                                                                      =========              =========             =========

    (1)  The Fund has changed its fiscal year end from December 31 to January 31.
    (2)  Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares.
    (3)  From November 21, 1996 (commencement of initial offering) to December 31, 1996.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                            Institutional Shares
                                                     __________________________________________________________________
                                                    One Month Ended
                                                      January 31,                  Year Ended December 31,
                                                                   ____________________________________________________
PER SHARE DATA:                                        1997(1)     1996(2)     1995        1994        1993        1992
                                                        ____       ____        ____        ____        ____        ____
    Net asset value, beginning of period..           $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                        ____       ____        ____        ____        ____        ____
    Investment Operations:
    Investment income_net.................              .003       .034        .038        .027        .024        .031
                                                        ____       ____        ____        ____        ____        ____
    Distributions:
    Dividends from investment income_net..             (.003)     (.034)      (.038)      (.027)      (.024)      (.031)
                                                        ____       ____        ____        ____        ____        ____
    Net asset value, end of period........           $  1.00    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                        ====       ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................              3.41%(3)   3.43%       3.85%       2.76%       2.44%       3.16%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets              .20%(3)    .20%        .20%        .20%        .20%        .20%
    Ratio of net investment income
      to average net assets...............              3.38%(3)   3.38%       3.78%       2.62%       2.40%       3.04%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                 _          _           _           _         .07%        .10%
    Net Assets, end of period (000's Omitted)       $158,952   $155,913    $194,088   $ 192,710    $364,583    $259,416
    (1)  The Fund has changed its fiscal year end from December 31 to January 31.
    (2)  Effective November 20, 1996, Class A shares were redesignated as Institutional Shares.
    (3)  Annualized.


See notes to financial statements.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                           Administrative Shares
                                                                                  ______________________________________
                                                                                   One Month Ended      Period Ended
                                                                                      January 31,        December 31,

PER SHARE DATA:                                                                        1997(1)            1996(2)
                                                                                      _________            _______
    Net asset value, beginning of period................................                $  1.00            $  1.00
                                                                                           ____                ___
    Investment Operations:
    Investment income_net...............................................                   .003               .004
                                                                                           ____                ___
    Distributions:
    Dividends from investment income_net................................                  (.003)             (.004)
                                                                                           ____                ___
    Net asset value, end of period......................................                $  1.00            $  1.00
                                                                                           ====                ===
TOTAL INVESTMENT RETURN.................................................                   3.30%(3)           3.38%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                    .30%(3)            .30%(3)
    Ratio of net investment income
      to average net assets.............................................                   3.64%(3)           3.73%(3)
    Net Assets, end of period (000's Omitted)...........................                      _                  _
    (1)  The Fund has changed its fiscal year end from December 31 to January 31.
    (2)  From November 21, 1996 (commencement of initial offering) to December 31, 1996.
    (3)  Annualized.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                   Investor Shares
                                                             ______________________________________________________________
                                                             One Month Ended
                                                                January 31,               Year Ended December 31,
                                                                                  ________________________________________
PER SHARE DATA:                                                  1997(1)         1996(2)        1995        1994        1993(3)
                                                               _________           ___           ___         ___          ___
    Net asset value, beginning of period.........              $  1.00         $  1.00       $  1.00     $  1.00      $  1.00
                                                                   ___             ___           ___         ___          ___
    Investment Operations:
    Investment income_net........................                 .003            .031          .035        .025         .005
                                                                   ___             ___           ___         ___          ___
    Distributions:
    Dividends from investment income_net.........                (.003)          (.031)        (.035)      (.025)       (.005)
                                                                   ___             ___           ___         ___          ___
    Net asset value, end of period...............              $  1.00         $  1.00       $  1.00     $  1.00      $  1.00
                                                                   ===             ===           ===         ===          ===
TOTAL INVESTMENT RETURN..........................                 3.18%(4)        3.18%         3.60%       2.51%        2.12%(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                  .45%(4)         .45%          .45%        .45%         .45%(4)
    Ratio of net investment income
      to average net assets......................                 3.13%(4)        3.14%         3.51%       2.43%        2.14%(4)
    Net Assets, end of period (000's Omitted)....              $66,672         $45,828       $22,817      $1,410           $1
    (1)  The Fund has changed its fiscal year end from December 31 to January 31.
    (2)  Effective November 20, 1996, Class B shares were redesignated as Investor Shares.
    (3)  From September 30, 1993 (commencement of initial offering) to December 31, 1993.
    (4)  Annualized.




See notes to financial statements.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                             Participant Shares
                                                                                    ______________________________________
                                                                                     One Month Ended    Period Ended
                                                                                       January 31,        December 31,

PER SHARE DATA:                                                                         1997(1)            1996(2)
                                                                                      _________            _______
    Net asset value, beginning of period................................                $  1.00            $  1.00
                                                                                           ____                ___
    Investment Operations:
    Investment income_net...............................................                   .003               .004
                                                                                           ____                ___
    Distributions:
    Dividends from investment income_net................................                  (.003)             (.004)
                                                                                           ____                ___
    Net asset value, end of period......................................                $  1.00            $  1.00
                                                                                           ====                ===
TOTAL INVESTMENT RETURN.................................................                   2.94%(3)           3.12%(3)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets.............................                    .60%(3)            .60%(3)
    Ratio of net investment income
      to average net assets.............................................                   3.17%(3)           3.55%(3)
    Net Assets, end of period (000's Omitted)...........................                     ._                 ._
    (1)  The Fund has changed its fiscal year end from December 31 to January 31.
    (2)  From November 21, 1996 (commencement of initial offering) to December 31, 1996.
    (3)  Annualized.



SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
NOTES TO FINANCIAL STATEMENTS
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Municipal Cash Management Plus (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares, Administrative Shares, Investor Shares and Participant Shares. Effective November 20, 1996, Class A shares were redesignated as Institutional Shares and Class B shares were redesignated as Investor Shares. Administrative Shares, Investor Shares and Participant Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    The Fund has changed its fiscal year end from December 31 to January 31.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryover, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $180,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $144,000 of the carryover expires in fiscal 2002, $13,000 expires in fiscal 2003, $6,000 expires in fiscal 2004 and $17,000 expires in fiscal 2005.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 2_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    Unless the Manager gives the Fund's investors 90 days notice to the contrary, the Manager and not the Fund, will be liable for Fund expenses (exclusive of taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) other than the following expenses, which will be borne by the Fund: the management fee, and with respect to the Fund's Administrative Shares, Investor Shares and Participant Shares, Rule 12b-1 Service Plan expenses.
    (B) Under the Fund's Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, relating to its Administrative Shares, Investor Shares and Participant Shares, the Fund (a) reimburses the Distributor for distributing such classes of shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and their affiliates (collectively, "Dreyfus") for advertising and marketing relating to such classes of shares and for providing certain services relating to shareholder accounts in such classes of shares, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .10, .25 and .40 of 1% of the value of the average daily net assets of Administrative Shares, Investor Shares and Participant Shares, respectively. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's Administrative Shares, Investor Shares and Participant Shares owned by the shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to the Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended January 31, 1997, $9,822 was charged to the Fund pursuant to the Plan with respect to the Fund's Investor Shares. The amounts charged to the Fund with respect to Administrative Shares and Participant Shares for the period ended January 31, 1997 were immaterial.
    (C) Each trustee receives an annual fee of $3,000 and an attendance fee of $500 per meeting.

DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MUNICIPAL CASH MANAGEMENT PLUS
    We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Cash Management Plus, including the statement of investments, as of January 31, 1997, and the related statement of operations for the one month ended January 31, 1997 and for the year ended December 31, 1996, the statement of changes in net assets for the one month ended January 31, 1997 and for each of the two years in the period ended December 31, 1996, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Cash Management Plus at January 31, 1997, the results of its operations for the one month ended January 31, 1997 and for the year ended December 31, 1996, the changes in its net assets for the one month ended January 31, 1997 and for each of the two years in the period ended December 31, 1996, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
March 5, 1997
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income_net during the one month ended January 31, 1997 as "exempt-interest dividends" (not generally subject to regular Federal income tax).


[Dreyfus lion "d" logo]
Registration Mark
Registration Mark
DREYFUS MUNICIPAL
CASH MANAGEMENT PLUS
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O Box 9671
Providence, RI 02940









Printed in U.S.A.                132/676/584/594AR971
[Dreyfus logo]
Municipal Cash
Management Plus
Annual Report
January 31, 1997